EXHIBIT 1
ARCHER-DANIELS-MIDLAND COMPANY
$• •% [Debentures][Notes] due •
Underwriting Agreement
•, •
To the Representatives
named in Schedule I
hereto of the Underwriters
named in Schedule II hereto
Dear Sirs:
     Archer-Daniels-Midland Company, a Delaware corporation (the “Company”), confirms its agreement with each of the Underwriters named in Schedule II hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 9 hereof), for whom the representative or representatives, if any, named in Schedule I hereto are acting as representatives (in such capacity, the “Representatives”), with respect to the issue and sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective principal amounts set forth in said Schedule II of the securities identified in Schedule I hereto (the “Securities”). The Securities are to be issued pursuant to an indenture dated as of •, • (as amended and supplemented, the “Indenture”), between the Company and The Bank of New York, as trustee (the “Trustee”). If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms “Underwriters” and “Representatives,” as used herein, shall each be deemed to refer to such firm or firms. The term “Representatives” also refers to a single firm acting as sole representative of the Underwriters. Certain terms used herein are defined in Section 17 hereof.
     The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Representative(s) deem(s) advisable after this Agreement has been executed and delivered.
     The Company has filed with the Commission an automatic shelf registration statement on Form S-3 (No. 333-●), including the related preliminary prospectus or prospectuses, which registration statement became effective upon filing under Rule 462(e). Such registration statement covers the registration of the Securities under the Act. Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430B and Rule 424 under the Act. Such registration statement, at any given time, including the amendments thereto to such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act at such time and the documents otherwise deemed to be a part thereof or included therein by the Regulations, is herein called the “Registration Statement.” The Registration Statement at the time it originally became effective is herein called the “Original Registration Statement.” The Prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities and filed pursuant to Rule 424(b), including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act at the time of the execution of this Agreement and any preliminary prospectuses filed pursuant to Rule 424(b) that form a part thereof, is herein called the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to mean the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).
     All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by the Regulations to be a part of or included in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Exchange Act which is incorporated by reference in or otherwise deemed by the Regulations to be a part of or included in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.
     1. Representations and Warranties. The Company represents and warrants to each Underwriter as of the date hereof, the Applicable Time referred to in Section 1(a) hereof and as of the Closing Date referred to in Section 3 hereof, and agrees with each Underwriter, as follows
(a)(i)(A) At the time of filing the Original Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Securities in reliance on the exemption of Rule 163 and (D) at the date hereof, the Company was and is a “well-known seasoned issuer” as defined in Rule 405. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405. The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) objecting to the use of the automatic shelf registration statement form.
     (ii) At the time of filing the Original Registration Statement, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405

     (iii) The Original Registration Statement became effective upon filing under Rule 462(e) on •, 2006, and any post-effective amendment thereto also became effective upon filing under Rule 462(e). No stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.
(b)(i) At the respective times the Original Registration Statement and each amendment thereto became effective, at the deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the Regulations and at the Closing Date, the Registration Statement complied and will comply in all material respects with the requirements of the Act and the Regulations and the Trust Indenture Act and the rules and regulations of the Commission thereunder, and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee.
     (ii) Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Date, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (iii) Each preliminary prospectus (including the prospectus or prospectuses filed as part of the Original Registration Statement or any amendment thereto) complied when so filed in all material respects with the Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.
     (iv) As of the Applicable Time, the Issuer General Use Free Writing Prospectus(es) issued at or prior to the Applicable Time, the Statutory Prospectus and the Final Term Sheet (as defined below), all considered together (collectively, the “Disclosure Package”), did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (v) Each Issuer Free Writing Prospectus does not conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.
The representations and warranties in this subsection (b) shall not apply to statements in or omissions from the Registration Statement, the Prospectus, the Statutory Prospectus or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein.
     (c) The documents incorporated by reference in the Registration Statement and the Prospectus, when they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act, and none of such documents, when they were so filed, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement and the Prospectus, when such documents are filed with the Commission, will comply in all material respects with the requirements of the Exchange Act, as applicable, and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (d) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing (or the local equivalent) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to so qualify or to be in good standing would not have a material adverse effect on the condition (financial or other), earnings, business or properties of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”).
     (e) Each of the Company’s subsidiaries that constitutes a “significant subsidiary” (as such term is defined in Rule 1-02 of Regulation S-X) (each a “Subsidiary” and collectively, the “Subsidiaries”) has been duly organized and is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its incorporation or organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement, the Disclosure Package or the Prospectus, and has been duly qualified as a foreign corporation or limited liability company for the transaction of business and is in good standing (or the local equivalent) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect. All the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable, and, except as otherwise set forth in the Registration Statement, the Disclosure Package and the Prospectus, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any security interest, claim, lien or encumbrance, other than any such security interests, claims, liens or encumbrances which would not, individually or in the aggregate, have a Material Adverse Effect.
     (f) This Agreement has been duly authorized, executed and delivered by the Company.
     (g) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms (except as the enforceability thereof may be limited by bankruptcy, insolvency and other laws affecting the enforceability of creditors’ rights generally and general principles of equity and an implied covenant of good faith and fair dealing).
     (h) The Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will have been duly executed and delivered by the Company, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms and the terms of the Indenture (except as the enforceability thereof may be limited by bankruptcy, insolvency and other laws affecting the enforceability of creditors’ rights generally and general principles of equity and an implied covenant of good faith and fair dealing); and the Securities and the Indenture conform in all material respects to the descriptions thereof in the Disclosure Package and the Prospectus.
     (i) The execution, delivery and performance of this Agreement, the Indenture and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated hereby or thereby or in the General Disclosure Package and the Prospectus and the consummation of the transactions contemplated herein and in the Disclosure Package and the Prospectus and compliance by the Company with its obligations hereunder and thereunder do not and will not conflict with or result in a breach of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the assets, properties or operations of the Company or any of its subsidiaries is subject (collectively, the “Agreements and Instruments”) the result of which would have a Material Adverse Effect, nor will such action result in any violation of (i) the provisions of the charter or bylaws of the Company or any of its Subsidiaries or (ii) any applicable law or statute or any order, rule, regulation or judgment of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their assets, properties or operations, except, with respect to (ii) above, for any such violations that would not, individually or in the aggregate, result in a Material Adverse Effect.
     (j) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the due authorization, execution and delivery by the Company of this Agreement or for the performance by the Company of the transactions contemplated under the Disclosure Package and the Prospectus, this Agreement or the Indenture, except such as have already been made, obtained or rendered, as applicable, and such as may be required under state securities laws.
     (k) The financial statements and schedules of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus present fairly in all material respects the consolidated financial condition, results of operations and cash flows of the Company and its consolidated subsidiaries as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and have been prepared in conformance with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein).
     (l) Ernst & Young LLP, who have certified the financial statements included or incorporated by reference in the Registration Statement and the Prospectus, are independent public accountants as required by the Act.
     (m) To the best knowledge of the Company, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Registration Statement, the Disclosure Package and the Prospectus (exclusive of any amendment or supplement).
     (n) Since the date of the most recent financial statements included or incorporated by reference in the Registration Statement and the Prospectus (exclusive of any supplement thereto), (A) there has been no material adverse change, or any development involving a prospective material adverse change, in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business (a “Material Adverse Change”), except as set forth or contemplated in the Registration Statement, the Disclosure Package and the Prospectus (exclusive of any supplement thereto) and (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those arising in the ordinary course of business, which are material with respect to the Company and its subsidiaries taken as a whole.
     (o) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus and the Disclosure Package, will not be an “investment company” as defined in the Investment Company Act.

     (p) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act) that (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s chief executive officer and its chief financial officer by others within those entities, (ii) have been evaluated for effectiveness as of a date within 90 days prior to the filing of the Company’s most recent Annual Report filed with the Commission and (iii) are effective to perform the functions for which they were established. Additionally, the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (C) access to assets is permitted only in accordance with management’s general or specific authorization, and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     (q) Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus or in any document incorporated by reference therein, since •, • there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.
     2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule I hereto, the amount of the Securities set forth opposite such Underwriter’s name in Schedule II hereto.
     3. Delivery and Payment. Delivery of and payment for the Securities shall be made on the date and at the time specified in Schedule I hereto or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.
     4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Disclosure Package.

     5. Agreements. The Company agrees with the several Underwriters that:
     (a) Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or any supplement or amendment to either any preliminary prospectus or to the Prospectus, whether pursuant to the Act, the Exchange Act or otherwise unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. The Company will prepare a final term sheet (the “Final Term Sheet”), in substantially the form of Exhibit A hereto, reflecting the final terms of the Securities, in form and substance satisfactory to the Representatives, and shall file such Final Term Sheet as an “issuer free writing prospectus” pursuant to Rule 433 prior to the close of business two Business Days after the date hereof; provided that the Company shall furnish the Representatives with copies of any such Final Term Sheet a reasonable amount of time prior to such proposed filing and will not use or file any such document to which the Representatives or counsel to the Underwriters shall object. Subject to the second preceding sentence, the Company will comply with the requirements of Rule 430B and cause the Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representatives with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed (without reliance on Rule 424(b)(8)), and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (1) when any post-effective amendment to the Registration Statement or new registration statement relating to the Securities shall become effective, (2) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (3) of the receipt of any comments from the Commission, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or for any supplement to the Prospectus or any document incorporated by reference therein or otherwise deemed to be a part thereof, or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose or any notice pursuant to Rule 401(g)(2) of the Regulations or any order preventing or suspending the use of any preliminary prospectus, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the Act concerning the Registration Statement, (6) if the Company becomes the subject of a proceeding under Section 8A of the Act in connection with the offering of the Securities and (7) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof. The Company shall pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1) (i) of the Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the Regulations (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b)).

     (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (1) notify the Representatives of such event, (2) prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Prospectus to you in such quantities as you may reasonably request. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement (or any other registration statement relating to the Securities) or the Statutory Prospectus or any preliminary prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.
     (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.
     (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and each amendment thereto which shall become effective on or prior to the Closing Date and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), as many copies of any preliminary prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request. The Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any preliminary prospectus and the Prospectus and amendments thereof and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the expenses of printing all documents relating to the offering (other than any agreement among Underwriters relating to the offering of the Securities); (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(e) hereof, including the fees and disbursements of counsel for the

Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating agencies for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and the fees and disbursements of counsel for the Trustee in connection with this Agreement, the Indenture and the Securities; and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 7 and Section 8 hereof, the Underwriters will pay all of their own costs and expenses, including the fees and disbursements of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.
     (e) The Company will arrange for the qualification of the Securities for sale under the laws of such states as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will arrange for the determination of the legality of the Securities for purchase by institutional investors; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.
     (f) The Company will use its best efforts to list the Securities on the stock exchange, if any, set forth in Schedule I hereto.
     (g) The Company will not, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any entity affiliate of the Company or any person in privity with the Company or any entity affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any debt securities issued or guaranteed by the Company that are substantially similar to the Securities (other than the Securities and any debt securities that mature within one year of their date of issue) or publicly announce an intention to effect any such transaction, until the Business Day set forth on Schedule I hereto.
     (h) The Company will not take, directly or indirectly, any action designed to or that would constitute, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.
     (i) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Disclosure Package and the Prospectus under “Use of Proceeds.”

     (j) The Company represents and agrees that, unless it obtains the prior written consent of the Representatives, and each Underwriter represents and agrees that, unless it obtains the prior written consent of the Company and the Representatives, it has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission or retained by the Company under Rule 433; provided, however, that the prior written consent of the parties hereto shall be deemed to have been given in respect of any free writing prospectus included in Schedule III hereto. Any such free writing prospectus consented to by the Company and the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.
     6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof, as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the Closing Date (including the filing of any document incorporated therein by reference), as of the Applicable Time and as of the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:
     (a) The Registration Statement has become effective and on the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Act or proceedings therefor initiated or threatened by the Commission, no notice pursuant to Rule 401(g)(2) of the Regulations shall have been received by the Company and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430B Information shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) without reliance on Rule 424(b)(8) (or a post-effective amendment providing such information shall have been filed and become effective in accordance with the requirements of Rule 430B). The Company shall have paid the required Commission filing fees relating to the Securities within the time period required by Rule 456(1)(i) of the Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the 1933 Act Regulations and, if applicable, shall have updated the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b).

     (b) The Company shall have furnished to the Representatives the opinion of Faegre & Benson LLP, counsel for the Company, dated the Closing Date, to the effect that:
     (i) the Company has been duly organized and is validly existing and in good standing under the laws of the State of Delaware; the Company has full corporate power and authority to conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus;
     (ii) the Company’s authorized capitalization is as set forth in the Registration Statement, the Disclosure Package and the Prospectus; and the Securities conform to the description thereof contained in the Disclosure Package and the Prospectus; all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;
     (iii) if the Securities are to be listed on the New York Stock Exchange, authorization therefor has been given, subject to official notice of issuance and evidence of satisfactory distribution, or the Company has filed a preliminary listing application and all required supporting documents with respect to the Securities with the New York Stock Exchange and such counsel has no reason to believe that the Securities will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution;
     (iv) the Indenture has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act, and constitutes a valid and legally binding instrument, enforceable in accordance with its terms (subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles);
     (v) this Agreement has been duly authorized, executed and delivered by the Company;
     (vi) the Securities have been duly executed, issued and delivered by the Company and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture and are enforceable in accordance with their terms (subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles);
     (ix) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Registration Statement, the Disclosure Package and the Prospectus, and there is no franchise, contract or other document of a character required to be described in the

Registration Statement, the Disclosure Package or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required;
     (x) the Registration Statement and any amendments thereto have become effective under the Act; and the Registration Statement, including without limitation the Rule 430B Information, the Prospectus and each amendment thereof or supplement thereto as of their respective effective or issue dates (including without limitation each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2)) (other than the financial statements and other financial and statistical information included therein or incorporated therein by reference, as to which such counsel need express no opinion) complied as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; and such counsel has no reason to believe that the Registration Statement, or any amendment thereof, at the time it became effective, (except as aforesaid) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as amended or supplemented, (except as aforesaid) includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
     (xi) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under state securities laws in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained; and
     (xii) neither the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach of, or constitute a default under the charter or by-laws of the Company or the terms of any Agreement or Instrument known to such counsel, or any statute or any order, rule or regulation known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries.
     In addition, such counsel shall state that any required filing of each prospectus relating to the Securities (including the Prospectus) pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b) (without reference to Rule 424(b)(8)); any required filing of each Issuer Free Writing Prospectus pursuant to Rule 433 has been made in the manner and within the time period required by Rule 433(d), and to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement, as amended, has been issued and no proceedings for that purpose have been instituted or threatened and no notice pursuant to Rule 401(g)(2) of the Regulations has been received by the Company.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the States of Minnesota or with respect to its corporation law, Delaware, or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters; and (B) as to factual matters, to the extent deemed proper, on certificates of responsible officers of the Company and its subsidiaries and public officials.
     (c) David J. Smith, Esq., General Counsel of the Company, or Stuart E. Funderburg, Esq., Corporate Counsel of the Company, shall have furnished to the Representatives his written opinion, dated the Closing Date, to the effect that:
     (i) the Company has been duly organized and is validly existing and in good standing under the laws of the State of Delaware; the Company has full corporate power and authority to conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus;
     (ii) the Company is duly qualified to do business and is in good standing in every jurisdiction where, in light of the nature of the business transacted or the property owned by it, such qualification is necessary and the failure so to qualify might permanently impair title to property material to its operations or its right to enforce a material contract against others or expose it to substantial liabilities in such jurisdictions;
     (iii) nothing has come to such counsel’s attention which causes such counsel to believe that
     (A) the Original Registration Statement or any amendment thereof (other than the financial statements, financial data and supporting schedules included or incorporated by reference therein and other than the Form T-1, as to each of which such counsel need express no belief), at the time the Original Registration Statement or any such amendment became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading;
     (B) the Registration Statement, including any Rule 430B Information (other than the financial statements, financial data and supporting schedules included or incorporated by reference therein and other than the Form T-1, as to each of which such counsel need express no belief), at the deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the Regulations, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

     (C) the Prospectus or any amendment or supplement thereto (other than the financial statements, financial data and supporting schedules included or incorporated by reference therein and other than the Form T-1, as to each of which such counsel need express no belief), at the time the Prospectus was issued, at the time any such amendment or supplement thereto was issued or at the Closing Date, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or
     (D) the Disclosure Package (other than the financial statements, financial data and supporting schedules included or incorporated by reference therein and other than the Form T-1, as to each of which such counsel need express no belief), as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading; and
     (iv) the descriptions in the Registration Statement, the Disclosure Package and the Prospectus of statutes, legal and governmental investigations and proceedings, contracts and other documents are accurate and fairly present the information required to be shown; and he does not know of any statute or legal or pending or threatened governmental investigation or proceeding required to be described in the Registration Statement, the Disclosure Package or the Prospectus which is not described as required, or of any franchise, contract or other document of a character required to be described in the Registration Statement, the Disclosure Package or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required.
     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the States of Illinois or, with respect to its corporation law, Delaware, or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Agent and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (c) include any supplements thereto at the date such opinion is rendered.
     (d) The Representatives shall have received from Mayer, Brown, Rowe & Maw LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, this Agreement, the Indenture, the Registration Statement, the Disclosure Package, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

     (e) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board, the President or any Vice President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Disclosure Package, the Prospectus, any supplements to the Prospectus and this Agreement and that to the best of their knowledge:
     (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;
     (ii) no stop order suspending the effectiveness of the Registration Statement, as amended, has been issued and no proceedings for that purpose have been instituted or, to their knowledge, threatened; and
     (iii) since the date of the most recent financial statements included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus (exclusive of any supplement thereto), there has been no Material Adverse Change, except as set forth or contemplated in the Registration Statement, the Disclosure Package and the Prospectus (exclusive of any supplement thereto).
     (f) On the date of this Agreement and on the Closing Date, Ernst & Young LLP shall have furnished to the Representatives, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, and the Disclosure Package and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date
     (g) Subsequent to the Applicable Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof), the Disclosure Package (exclusive of any amendment thereof or supplement thereto) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (f) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package (exclusive of any amendment thereof or supplement thereto) and the Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the

Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), the Disclosure Package (exclusive of any amendment thereof or supplement thereto) and the Prospectus (exclusive of any supplement thereto).
     (h) Subsequent to the Applicable Time, there shall not have been any decrease in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act) and no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities.
     (i) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.
     If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled by the Representatives at, or at any time prior to, the Closing Date. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.
     7. Reimbursement of Underwriters’ Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10(i)(with respect to a suspension in the trading of the Company’s common stock only) hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through the Representatives on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been reasonably incurred by them in connection with the proposed purchase and sale of the Securities.
     8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, its affiliates (as such term is defined in Rule 501(b)), its selling agents and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (any amendment thereof)(including the Rule 430B Information), or in the Statutory Prospectus, any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus, or in any

amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.
     (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the following statements set forth under the heading “Underwriting” in the Disclosure Package and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any preliminary prospectus, the Disclosure Package or the Prospectus: (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to concessions and reallowances and (iii) the paragraph related to stabilization and over-allotment transactions.
     (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Representatives in the case of subparagraph (a), representing the indemnified parties under subparagraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).
     (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this Section 8 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company on grounds of policy or otherwise, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and one or more of the Underwriters may be subject in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount bears to the sum of such discount and the purchase price of the Securities specified in Schedule I hereto and the Company is responsible for the balance; provided, however, that (y) in no case shall any Underwriter (except as may be provided in any agreement among Underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount applicable to the Securities purchased by such Underwriter hereunder and (z) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of the Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act shall have the same rights to contribution as the Company, subject in each case to clause (y) of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of the commencement of any action against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have otherwise than under this paragraph (d).

     9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bear to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such non-defaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any non-defaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and to any non-defaulting Underwriter for damages occasioned by its default hereunder.
     10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company’s Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or a material disruption shall have occurred in securities settlement, payment or clearance services in the United States [or with respect to the Clearstream or Euroclear systems in Europe], or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on the financial markets is such as to make it, in the judgment of the Representatives, impracticable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).
     11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

     12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 4666 Faries Parkway, Decatur, Illinois 62526, Attention: Secretary.
     13. Successors. This Agreement shall be binding upon and shall inure solely to the benefit of the Underwriters, the Company and, to the extent provided in Sections 8 and 11 hereof, the officers and directors of the Company and each person who controls the Company or an Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from an Underwriter shall be deemed a successor or assign by reason merely of such purchase.
     14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York
     15. Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.
     16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.
     17. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.
     “Act” shall mean the Securities Act of 1933, as amended and the rules and regulations of the Commission promulgated thereunder.
     “Applicable Time” means •:00 p.m. (Eastern time) on •, • or such other time as agreed by the Company and the Representatives.
     “Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.
     “Commission” shall mean the Securities and Exchange Commission.
     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.
     “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Securities that (i) is required to be filed with the Commission by the Company, or (ii) is exempt from filing pursuant to Rule 433(d)(5)(i)

because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule
433(g).
     “Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule III hereto.
     “Investment Company Act” means the Investment Company Act of 1940, as amended.
     “Regulations” shall mean the rules and regulations of the Commission
     “Rule 163,” “Rule 164,” “Rule 401,” “Rule 405,” “Rule 415”, “Rule 424”, “Rule 430B,” “Rule 433,” “Rule 462” and “Rule 501” refer to such rules under the Act.
     “Rule 430B Information” shall mean information included in the Prospectus that was omitted from the Registration Statement at the time it became effective but that is deemed to be part of and included in the Registration Statement pursuant to Rule 430B.
     “Statutory Prospectus” as of any time means the prospectus relating to the Securities that is included in the Registration Statement immediately prior to that time, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof.
     “Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended and the rules and regulations of the Commission promulgated thereunder.
     18. No Advisory or Fiduciary Responsibility. The Company acknowledges and agrees that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company, or its affiliates, stockholders, creditors or employees or any other party; (iii) no Underwriter has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement; (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and that the several Underwriters have no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.
     This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the several Underwriters, or any of them, with respect to the subject matter hereof. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the several Underwriters with respect to any breach or alleged breach of agency or fiduciary duty.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

Very truly yours, ARCHER-DANIELS-MIDLAND COMPANY
By:
Name:
Title:

The foregoing Agreement is hereby
confirmed and accepted as of the
date specified in Schedule I hereto.
[NAMES OF REPRESENTATIVES]
BY: •

By:

Name:
Title:
For themselves and the other several Underwriters, if any,
named in Schedule II to the foregoing Agreement.

SCHEDULE I
Underwriting Agreement dated •, •
Representative(s):      •.
Closing date and time: •, •, • a.m. Chicago Time
Description of Securities:
Title:      •
Specified Currency: U.S. dollars
Aggregate principal amount: $•
Stated maturity date: •, •
Purchase price (include accrued interest or amortization, if any): •%
Sinking fund provisions: None
Redemption provisions: •
Other provisions:
Interest Payment Dates: •
Record Dates: •
Method of Payment: Same-day funds
Stock exchange listing, if any: None
Last Day of Blackout Period Pursuant to Section 5(g): First Business Day after the Closing Date
Additional procedures to be performed by Ernst & Young L.L.P., if any: None

SCHEDULE II

Principal Amount of
Underwriter	Debentures

Total	$•

Schedule III
Issuer General Use Free Writing Prospectus
[List any, including Final Term Sheet]

Exhibit A
Form of Final Term Sheet
Filed Pursuant to Rule 433
Registration No. 333-
Dated •,•
$
$● ●% [Notes][Debentures] due
Final Term Sheet

Issuer:	Archer-Daniels-Midland Company
Ratings:
Format:	SEC Registered
Ranking:	Senior Unsecured
Size:	$
Trade Date:
Settlement Date:
Final Maturity:
Interest Payment Dates:	Semi-annually on
First Interest Payment Date:
Pricing Benchmark:
UST Spot (PX/Yield):
Spread to Benchmark:
Yield to Maturity:
Coupon:
Price to Public:
Underwriters’ Commission:
Proceeds to Issuer:
Day Count:	30/360
Optional Redemption:
Minimum Denominations:
Bookrunners:
Joint Lead Managers:
Co-managers:
Cusip:
Exchange Listing:	None
     The issuer has filed registration statements (including prospectuses) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectuses in those registration statements and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free: •.
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